Exhibit 99.3

A Global Leading Institutional Digital Asset Manager

Disclaimer About this Presentation CoinShares International Limited (the “Company”) and Vine Hill Capital Investment Corp . (“Vine Hill”) are providing this presentation and accompanying oral statements in connection herewith (collectively, this “Presentation”) for informational purposes only to assist potential interested parties in making their own evaluation with respect to a potential business combination (the “Business Combination”) of the Company and Vine Hill into Odysseus Holdings Limited, a newly formed holding company that will become the publicly listed company (“Holdco”), and the related transactions (together with the Business Combination, the “Transactions”), and for no other purpose . By accepting, reviewing, or reading this Presentation (in whole or in part) you agree to be bound by the terms and conditions set out herein and in particular, you acknowledge, accept, and agree as follows : this Presentation has been made to you solely for purposes of evaluating the Business Combination ; this Presentation may be amended and supplemented from time to time as the Company sees fit (without notice or obligation to keep any recipient hereof advised or notified of any such changes), may not be relied upon for the purpose of entering into any transaction and should not be construed as, nor be relied on in connection with, any offer or invitation to purchase or subscribe for, underwrite or otherwise acquire, hold or dispose of any securities of the Company, and shall not be regarded as a recommendation in relation to any such transaction whatsoever ; the contents of this Presentation should not be considered to be or construed as legal, tax, investment or other advice, and any investor or prospective investor considering the purchase or disposal of any securities of the Company should consult with its own counsel and professional advisers as to all legal, tax, regulatory, financial and related matters concerning an investment in or a disposal of such securities and as to their suitability for such investor or prospective investor . All information in this Presentation is as of the date presented, provided in summary form only and does not purport to be complete . This Presentation is subject to change, completion and amendment from time to time and without notice and the Company is under no obligation to keep any recipient hereof advised or notified of any such changes . This Presentation does not contain all the information that is or may be material to investors or potential investors and should not be considered or construed as investment or other advice or a recommendation to investors or potential investors in respect of the holding, purchasing or selling of securities or other financial instruments and does not take into account any investor’s particular objectives, financial situation or needs . Investors should read the Company’s annual report for the financial year ended 31 December 2024 and the Q 1 2025 report, which are available on the Company’s website ( www . coinshares . com) and include a description of the Company, its businesses, strategy, financial condition, results of operations and risk factors . No Offer or Solicitation This Presentation does not constitute (i) a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Business Combination, or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of the Company, Vine Hill, or any of their respective affiliates . No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U . S . Securities Act of 1933 , as amended (the “Securities Act”), or an exemption therefrom, nor shall any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction be effected . The dissemination, receipt and/or communication of this Presentation is restricted by law ; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation . This Presentation is not directed to or intended for distribution, or transfer, either directly or indirectly to, or use by, any person or entity that is a citizen or resident or located in any locality, state, country or jurisdiction where such distribution, transfer, publication, availability or use would be contrary to law or regulation or which would require any registration or licensing within such jurisdiction . Recipients of this Presentation should inform themselves about and comply with all applicable laws, regulations and legal requirements in their respective jurisdiction(s), and the Company does not accept any liability whatsoever to any person or otherwise in relation thereto . Neither the U . S . Securities and Exchange Commission (the “SEC”) nor any other regulatory authority of any state or other jurisdiction of the United States has approved or disapproved of an investment in the securities or passed on the accuracy or adequacy of the contents of this Presentation . Any representation to the contrary is a criminal offence in the United States . This Presentation is directed at (i) persons outside the United Kingdom, or, if this Presentation is intended for distribution in the United Kingdom, (ii) solely to (a) persons who have professional experience in matters relating to investments falling within Article 19 (5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 , as amended (the “Order”) ; (b) members or creditors of a corporate body within the meaning of Article 43 of the Order ; (c) those persons falling within Article 49 (2)(a) to (d) of the Order ; or (d) those persons to whom it can otherwise be distributed without contravention of Article 21 of the Financial Services and Markets Act 2000 or to whom it may otherwise lawfully be distributed (each, a “relevant person”) . This Presentation is not directed at and must not be acted or relied upon by persons other than relevant persons . Any investment or investment activity to which this presentation refers or otherwise relates is directed at and only available to (i) relevant persons in the United Kingdom, and, (ii) “qualified investors” within the meaning of Article 2 (1)(e) of the Prospectus Directive (Directive 2003 / 71 /EC) in any member state of the European Economic Area . Industry and Market Data This Presentation has been prepared by the Company and Vine Hill and includes market data and other statistical information from third - party sources, including independent industry publications, government publications, and other published independent sources . Some data is also based on estimates of the Company and/or Vine Hill, which are derived from their respective review of internal sources as well as third - party sources including those described above . The information in this Presentation has not been independently verified . No representation or warranty, express or implied, is made as to the fairness, accuracy or completeness of this Presentation and the information contained herein and no reliance should be placed on it . Trademarks and Trade Names The Company and Vine Hill own or have rights to various trademarks, service marks, trade names, and copyrights that they use in connection with the operation of their respective businesses . This Presentation also contains trademarks, service marks, and/or trade names of third parties, which are the property of their respective owners . The use or display of third parties’ trademarks, service marks, trade names, and/or products in this Presentation is not intended to, and does not, imply a relationship with the Company or Vine Hill, or an endorsement or sponsorship by or of the Company or Vine Hill . Solely for convenience, the trademarks, service marks, and/or trade names referred to in this Presentation may appear without the ©, TM, or SM symbols, but such references are not intended to indicate, in any way, that the Company, Vine Hill, or the applicable rights owner will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, and/or trade names . Financial Information Summarized financial data in this presentation is provided solely for informational purposes, and should not be relied upon for the purpose of making an investment decision or otherwise entering into any transaction whatsoever . The summarized financial information set out in this Presentation is based on certain important assumptions and adjustments and does not purport to represent results of operations on an audited basis or what actual financial results will be in any future period and may be adjusted or presented differently from the financial information that will be included in the Registration Statement for the Business Combination . Use of Projections All projections, valuations and statistical analyses are provided for informational purposes only . Any such projections, valuations and statistical analyses may be based on subjective assessments and assumptions and may use one among alternative methodologies that produce different results and to the extent any such projections, valuations and statistical analyses are based on historical information, they should not be relied upon as an accurate prediction of future performance . Furthermore, no representation is made as to the reasonableness of the assumptions made in this Presentation or the accuracy or completeness of any modelling, scenario analysis or back - testing . The information in this presentation is not intended to predict actual results and no assurances are given with respect thereto . Past performance is no indication, guarantee or representation as to future returns, results or performance . None of the Company, Vine Hill, their advisers, connected persons or any other person accepts any liability whatsoever for any loss howsoever arising, directly or indirectly, from this Presentation or its contents . Non - GAAP Financial Measures Certain of the financial measures included in this presentation have not been prepared in accordance with International Financial Reporting Standards (“IFRS”), and constitute “non - GAAP financial measures” as defined by the SEC . The Company has included these non - IFRS financial measures because it believes they provide an additional tool for investors to use in evaluating the financial performance and prospects of the Company . These non - IFRS financial measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with IFRS . In addition, these non - IFRS financial measures may differ from non - IFRS financial measures with comparable names used by other companies . See the Appendix hereto for a description of these non - IFRS financial measures and a reconciliation to the Company’s most comparable IFRS financial measures . 2

Disclaimer Additional Information about the Business Combination and Where to Find It In connection with the Business Combination, the Company, Holdco and Vine Hill intend to file a registration statement on Form F - 4 (as amended or supplemented from time to time, the “Registration Statement”) with the SEC, which will include a preliminary proxy statement of Vine Hill and a prospectus of Holdco relating to the offer of the securities to be issued to Vine Hill’s shareholders in connection with the completion of the Business Combination (the “Proxy Statement/Prospectus”) . The definitive proxy statement and other relevant documents will be mailed to shareholders of Vine Hill as of a record date to be established for voting on the Business Combination and other matters as described in the Proxy Statement/Prospectus . The Company, Holdco and Vine Hill will also file other documents regarding the Business Combination with the SEC . BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS OF VINE HILL AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH VINE HILL’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE TRANSACTIONS AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT VINE HILL, THE COMPANY, HOLDCO AND THE TRANSACTIONS . Investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus, once available, and all other relevant documents filed or that will be filed with the SEC through the website maintained by the SEC at www . sec . gov . The documents filed by Vine Hill with the SEC also may be obtained free of charge upon written request to Vine Hill Capital Investment Corp . at 500 E . Broward Blvd . , Suite 900 , Fort Lauderdale, FL 33394 the documents filed by CoinShares with the SEC also may be obtained free of charge upon written request to CoinShares or Holdco at c/o CoinShares International Limited, 2 nd Floor, 2 Hill Street, JE 2 , 4 UA St Helier Jersey, Channel Islands . Participants in the Solicitation of Proxies The Company, Holdco, Vine Hill and their respective directors and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies from Vine Hill’s shareholders in connection with the Business Combination . You can find information about Vine Hills directors and executive officers and their interest in Vine Hill can be found in the sections entitled “Directors, Executive Officers and Corporate Governance — Conflicts of Interest,” “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” and “Certain Relationships and Related Party Transactions” of Vine Hill’s Annual Report on Form 10 - K for the fiscal year ended December 31 , 2024 , which was filed with the SEC on March 26 , 2025 and is available free of charge at the SEC’s website at www . sec . gov and at the following URL : sec . gov/Archives/edgar/data/ 2025396 / 000101376225002707 /ea 0234943 - 10 k_vinehill . htm . Additional information regarding the interests of such participants will be contained in the Registration Statement when available . A list of the names of the directors, executive officers, other members of management and employees of the Company and Holdco, as well as information regarding their interests in the Business Combination, will be contained in the Registration Statement to be filed with the SEC . Additional information regarding the interests of such potential participants in the solicitation process may also be included in other relevant documents when they are filed with the SEC . Forward - Looking Statements This Presentation includes “forward - looking statements” with respect to Vine Hill, the Company and/or Holdco within the meaning of the federal securities laws . These forward - looking statements include all statements other than statements of historical fact, including, without limitation, estimates and forecasts of financial position, business strategy, plans, targets and objectives of the management of the Company for future operations (including development plans and objectives), the anticipated benefits of the Business Combination, the anticipated capitalization and enterprise value of Holdco and the Company following the Business Combination, expectations related to the terms and timing of the Business Combination, regulatory developments in the Company’s industries, and funding of and investments into the Company or Holdco . The expectations, estimates and projections of the businesses of the Company and Vine Hill may differ from their actual results and consequently, you should not rely on these forward - looking statements as predictions of future events . In some cases, you can identify forward - looking statements by terminology such as “according to estimates”, “anticipates”, “assumes”, “believes”, “could”, “estimates”, “expects”, “forecasts”, “intends”, “is of the opinion”, “may”, “plans”, “potential”, “predicts”, “projects”, “targets”, “to the knowledge of”, “should”, “will”, “would”, or the negatives of these terms, variations of them or similar terminology, although not all forward - looking statements contain such identifying words . These forward - looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results . Most of these factors are outside of the control of Vine Hill, the Company and Holdco and are difficult to predict . Factors that may cause such differences include, but are not limited to : (1) the Transactions not being completed in a timely manner or at all, which may adversely affect the price of Vine Hill’s and/or the Company’s securities ; (2) the Transactions not being completed by Vine Hill’s business combination deadline ; (3) failure by the parties to satisfy the conditions to the consummation of the Transactions, including the approval of Vine Hill’s and the Company’s shareholders and obtaining the requisite Acts of the Royal Court of Jersey ; (4) failure to realize the anticipated benefits of the Transactions, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, the ability of Holdco and the Company to build or maintain relationships with customers and retain management and key employees, capital expenditures, requirements for additional capital and timing of future cash flow provided by operating activities and the demand for digital assets, including cryptocurrencies and blockchain - related alternative investments, including those offered by, or underlying those offered by, the Company and Holdco ; (5) the level of redemptions by Vine Hill’s public shareholders which will reduce the amount of funds available for the Company and Holdco to execute on their business strategies and may make it difficult to obtain or maintain the listing or trading of Holdco Ordinary Shares on a major securities exchange ; (6) failure of Holdco to obtain or maintain the listing of its securities on any securities exchange after the closing of the Business Combination ; (7) costs related to the Transactions and as a result of Holdco becoming a public company that may be higher than currently anticipated ; (8) changes in business, market, financial, political and regulatory conditions ; (9) volatility and rapid fluctuations in the market prices of digital assets, including cryptocurrencies and blockchain - related alternative investments, including those offered by, or underlying those offered by, the Company and Holdco ; (10) failure of the Company and Holdco digital asset investment products to track their respective target benchmarks ; (11) regulatory or other developments that negatively impact demand for the products and services provided by the Company and Holdco ; (12) the outcome of any event, change or other circumstance that could give rise to the inability to consummate the Business Combination ; (13) the outcome of any legal proceedings that may be instituted against Vine Hill, the Company, Holdco and/or any of their respective affiliates or others ; (14) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations ; (15) the risk that the Business Combination disrupts current plans and operations of Vine Hill and/or the Company as a result of the announcement and consummation of the Business Combination ; (16) treatment of digital assets, including cryptocurrencies and blockchain - related alternative investments, including those offered by, or underlying those offered by, the Company and Holdco, for U . S . and foreign tax purposes ; (17) challenges in implementing the Company’s and/or Holdco’s business plan due to operational challenges, significant competition and regulation ; (18) being considered to be a “shell company” or “former shell company” by the securities exchange on which Holdco Ordinary Shares will be listed or by the SEC, which may impact the ability to list Holdco Ordinary Shares and restrict reliance on certain rules or forms in connection with the offering, sale or resale of securities ; (19) trading price and volume of Holdco Ordinary Shares may be volatile following the Transactions and an active trading market may not develop ; (20) Holdco shareholders may experience dilution in the future due to the exercise of a significant number of existing warrants and any future issuances of equity securities of Holdco ; (21) investors may experience immediate and material dilution upon the closing of the Business Combination as a result of the Holdco Ordinary Shares received in exchange for such Vine Hill Class B Shares held by Vine Hill’s sponsor, since the value of the Vine Hill Class B Shares is likely to be substantially higher than the nominal price paid for them, even if the trading price of Holdco Ordinary Shares at such time is substantially less than the price per share paid by investors ; (22) conflicts of interest that may arise from investment and transaction opportunities involving Holdco, the Company, their respective affiliates and other investors and clients ; (23) digital asset trading venues may experience greater fraud, security failures or regulatory or operational problems than trading venues for more established asset classes ; (24) problems with the custody of the Company’s and Holdco’s digital assets, including the loss or destruction of private keys required to access its digital assets and cyberattacks or other data loss relating to its digital assets, which could cause the Company or Holdco, as applicable, to lose some or all of its digital assets ; (25) a security breach or cyber - attack and unauthorized parties obtain access to the Company’s or Holdco’s digital assets, the Company or Holdco may lose some or all of its digital assets temporarily or permanently and its financial condition and results of operations could be materially adversely affected ; (26) the emergence or growth of other digital assets, including those with significant private or public sector backing, including by governments, consortiums or financial institutions, could have a negative impact on the value of digital assets and adversely affect the Company’s or Holdco’s business ; (27) potential regulatory changes reclassifying certain digital assets as securities could lead to the Company’s or Holdco’s classification as an “investment company” under the Investment Company Act of 1940 and could adversely affect the market price of the Company’s or Holdco’s digital assets and the market price of the Company or Holdco listed securities ; and (28) other risks and uncertainties included in (x) the “Risk Factors” sections of the Vine Hill Annual Report and (y) other documents filed or to be filed with or furnished or to be furnished to the SEC by Holdco, the Company and/or Vine Hill . The foregoing list of factors is not exclusive . You should not place undue reliance upon any forward - looking statements, which speak only as of the date made . None of Vine Hill, the Company or Holdco undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward - looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law . Past performance by Vine Hill’s, the Company’s or Holdco’s management teams and their respective affiliates is not a guarantee of future performance . Therefore, you should not place undue reliance on the historical record of the performance of Vine Hill’s, the Company’s or Holdco’s management teams or businesses associated with them as indicative of future performance of an investment or the returns that Vine Hill, the Company or Holdco will, or are likely to, generate going forward . 3

Vine Hill is Pleased to Be Partnering with CoinShares on its Introduction to US Equity Markets

CS

Today's Presenters



Jean-Marie Mognetti
Co-Founder &
Chief Executive Officer

CoinShares



Nicholas Petruska
Co-Founder &
Chief Executive Officer

Vine Hill Capital Partners

Vine Hill's Core Investment Thesis

1. **Institutionalization of digital assets** driving rapid appreciation of cryptocurrencies and **substantial flows into ETP products**

2. CoinShares is the **4th largest manager of digital asset ETP products globally** behind BlackRock, Grayscale, and Fidelity with a **#1 position and ~34% market share in EMEA** (1)

3. CoinShares holds a **highly defensible position in Europe** with substantial competitive moats and has a **substantial and proven opportunity to penetrate US markets**

4. CoinShares has a highly compelling business model which **generates a stable yield on a rapidly growing AuM base; producing recurring revenues at substantial margins**

Vine Hill believes CoinShares represents an opportunity to benefit from digital asset appreciation with downside protection and a high cash flow yield

Note(s): (1) Source: Trackinsight as of 7/3/2025.

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Institutionalizing Digital Asset Investing From 2014 to Today Who we are CoinShares is a leading global institutional digital asset manager with a growing U.S. presence What we do Provide customers with accessible and reliable investment solutions, e.g., ETPs, offering regulated exposure to digital assets Who we aim to be The global leading investment firm in the digital asset space Where we come from Pioneering the first Bitcoin regulated hedge fund in 2014 (1) , acquiring the first crypto ETP in 2016 and growing it to a leadership position 5 Note(s): (1) Regulated by the Jersey Financial Services Commission.

$79.7bn $28.9bn $24.1bn $6.5bn $5.0bn $4.0bn $4.0bn $4.2bn $3.4bn A Leading Global Asset Manager in the Digital Asset Space with #1 Market Share in EMEA CoinShares Ranks Amongst the Top 4 Asset Managers by Crypto ETP Assets Under Management (“AuM”) Worldwide… ...and ranks #1 in EMEA Global top 10 players in crypto ETP AuM as of Jun. 30, 2025 Share of crypto ETP AuM in EMEA as of Jun. 30, 2025 (1) $8.0bn Diversified Asset Managers Digital Asset Pure Players ~34% ~22% ~11% ~11% ~7% ~4% ~2% ~2% ~3% ~4% Others 6 Note(s): (1) Including $0.65bn seed AuM for CoinShares Physical and $0.55bn seed AuM for CoinShares Valkyrie; (2) Represents ARK 21Shares Bitcoin ETF; (3) Including significant seed capital (i.e., AuM with discounted management fees); (4) Including $0.4bn AuM from VanEck Crypto and Blockchain Innovators. Source: Trackinsight as of 7/3/2025. (3) (4) (2)

CoinShares Benefits from a Recurring Revenue Model with Strong Growth in AuM

CS

$8.0 Billion AuM (as of June 30, 2025) (1)

	Yield from Customer Fees ~1.7% (3)	Yield from Asset Base ~0.9% (3)
	Asset Management	**Capital Markets (4)**
Revenue Model	Management fees	• Staking rewards and interest • Spread-based revenue
Description	Design, issuance and distribution of regulated crypto Exchange-Traded Products (ETPs) available for retail whilst also satisfying institutional investor stringent requirements (e.g. tax eligibility)	• Yield generation on unencumbered collateral through i) lending to qualified top-tier counterparties and ii) optimized staking routines for eligible cryptocurrencies • Leverage robust balance sheet and trading infrastructure to effectuate proprietary strategies focused on liquidity provisioning and arbitrage; simultaneously serving to optimize execution and product innovation of Asset Management
Products / Activities	CoinShares XBT Provider Global Blockchain Equity Index CoinShares Physical CoinShares Valkyrie	• Staking & Lending • Liquidity & Arbitrage Strategies
Revenue Contribution (2) ***$183m LTM Q2 2025***	Asset Management 65%	Liquidity & Arbitrage Strategies 17% Staking & Lending 18%





Note(s): (1) Including $0.65bn seed AuM for CoinShares Physical and $0.55bn seed AuM for CoinShares Valkyrie; (2) Reflects "Revenue, Gains, and Other Income" per the company's reported financials. Revenue as presented in the Group's IFRS financial statements reflects management fees generated by the Group's Asset Management business unit, while gains and income generated by the Group's Capital Markets business unit manifest as other income/gains. As such, we believe that Revenue, Gains and Other Income is the most accurate representation of the Group's top-line financial performance, as has consistently been reported in the Group's quarterly filings; Share of Q2 2025 LTM revenue from Asset Management (64.6%), Lending & Staking (18.0%), and Capital Markets (17.4%) excluding the revenue of c.-$1.5m in Principal Investments and Treasury Gains of $7.7m; (3) Assumptions per page 8 as of Q2 2025; (4) Capital Markets utilizes a portion of the full asset base to generate its yield, however that portion fluctuates directionally with changes in overall AuM.

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CoinShares Provides Attractive and Steady Yields at Strong Margins to Growing Digital Assets ETP AuM CoinShares AuM (1)(2) CoinShares operates a growing and diversified pool of digital assets, serving as the core of its revenue - generating operations CoinShares Yield (3) on Assets • CoinShares earns income through two primary channels – Asset Management Fees and Capital Markets (4) Revenue, both derived from the assets under management • By actively managing and deploying its asset base, CoinShares aims to generate steady yield, aligning with its dual - revenue model • Despite evolving AuM, dynamic digital asset prices, and mix shift amongst product offerings, both AM and CM yields have historically remained relatively steady over time AM Yield CM Yield (5) 8 $2,944m $2,618m $4,170m $6,584m $5,970m $5,853m $8,011m $6,162m $8,048m Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 1.9% 1.9% 1.7% 1.6% 1.7% 1.7% 1.7% 1.8% 1.7% Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Note(s): (1) AuM as of the last day of each quarter; (2) Including $0.65bn seed AuM for CoinShares Physical and $0.55bn seed AuM for CoinShares Valkyrie; (3) Yields are expressed in LTM Revenue on LTM average Gross AuM (including seed AuM); (4) Capital Markets include Staking, Lending, DNTS and others; (5) Capital Markets utilizes a portion of the full asset base to generate its yield, however that portion fluctuates directionally with changes in overall AuM resulting in the experienced general stability in yield relative to AuM. 1.0% 1.2% 1.3% 1.4% 1.2% 1.1% 1.1% 0.9% 0.9% Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25

Overview of Asset Management: Comprehensive Product Offering Tailored to Diverse Distribution Strategies

CS

	CoinShares XBT PROVIDER Acquired in June 2016	CoinShares PHYSICAL Launched in January 2021	CoinShares BLOCK INDEX Acquired in July 2021	CoinShares VALKYRIE Acquired in March 2024
AuM [1] as of 6/30/25	**~$3.5bn**	**~$2.7bn**	**~$1bn**	**~$0.9bn**
USP [2]	Legacy product with efficient execution in local currency	Leading institutional-grade structure	Crypto beta exposure via equity, entry product	A unique value proposition offering crypto-adjacent, high added value products
Products	**4 primary ETNs** (BTC in SEK, BTC in EUR, ETH in SEK, ETH in EUR)	**15 ETCs** (BTC, Staked ETH, few select altcoins, 2 index ETPs)	**1 ETF** [2] and 2 mutual funds tracking BLOCK index incl. 45 listed crypto companies	**4 ETFs** (Spot BTC, Active BTC/ETH Future, Leveraged BTC Futures, Active BTC Miners)
Geography (Focus)	Europe (Nordics)	Cont'l Europe (DACH) & UK	EMEA and APAC (Japan)	United States
Distribution Channels	Nasdaq Stockholm 2 brokers in Sweden AVANZA, Nordnet	Major European exchanges, SIX Swiss, XETRA, Euronext, London Stock Exchange incl. various brokers	Distributed by Invesco Major European exchanges, incl. Borsa Italiana, also Bolsa Mexicana & Tel-Aviv Stock Exchange	Nasdaq Various brokerage platforms Charles Schwab, Fidelity
Highlights	High barriers to entry Sticky retail customer base	High barriers to entry Institutional friendly structure Sticky customer base Shared staking rewards	Revenue sharing (index created & managed by CS[3]). Largest crypto-related equity index	+62% AuM growth since acquisition[4]

Note(s): (1) Including $0.65bn seed AuM for CoinShares Physical and $0.55bn seed AuM for CoinShares Valkyrie; (2) USP is an acronym for Unique Selling Proposition; (3) Invesco CoinShares UCITS, tracking BLOCK (Blockchain Global Equity Index); (4) AuM growth from 3/12/2024 to 6/30/2025.

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CS

Navigating Complexities of European Markets Provides Substantial Barriers to Entry for Incumbent Leaders Like CoinShares



Market Leaders

BlackRock

GRAYSCALE

Fidelity

1 Country	1 Language
~$170 Trillion of Wealth	~$29 Trillion GDP



Market Leaders

CoinShares

21shares

44 Countries (each with own certifications, regulations, and distribution channels)	29 Languages
~$110 Trillion of Wealth	~$25 Trillion GDP

CoinShares' incumbent leadership position in EMEA provides near-to-medium term fee stability with potential future compression likely being driven by sizable growth in AuM

Note(s): Sources: UBS Global Wealth Report; World Bank; Eurostat; Reuters.

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Capital Markets Enhance Asset Management with Strategic R&D and Operational Excellence While Generating Independent, Recurring Revenue Streams

CS

Generating Steady Revenue

Revenue-generating activities in addition to Asset Management business

Staking

Dynamic use of available collateral to generate additional yield on selected eligible cryptocurrencies

Lending

Lending XBT collateral to a limited set of qualified market participants (incl. hedge funds)

Proprietary Trading

Statistical arbitrage, delta neutral trading

Key Performance Indicators (KPIs) (1)

c.$1.3bn Amount staked	**c.12k** Managed validators	**0%** Credit / counterparty loss on lending
c.6k Executions / day	**c.280k** Orders / day	**16+** Market connections

Capital Markets Also Supports AM Business with Critical R&D

1. R&D: Product Development / Engineering

- ✓ Test new strategies, product structures and underlying assets
- ✓ Product innovation for the Asset Management business

2. Middle- and Back-Office for the AM Business

Services provided to CoinShares' Asset Management business:

- ✓ Market making on XBT Provider
- ✓ Staking agent managing all staking programs
- ✓ Custodian management
- ✓ Selection and monitoring of liquidity providers for CoinShares Physical
- ✓ Supply of operational infrastructure for AM (creation, redemption)

Note(s): (1) KPIs shared by management as of June 30, 2025.

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Outstanding KPIs Enabled by a Robust Operating Model

CS

CoinShares Delivers Strong Growth in AuM and Revenue, while Maintaining High Profitability…

AuM [1]	Revenue [2][3]	Profitability [3]
~$8.0bn AuM as of June 30, 2025	**~$184m** Revenue FY24	**91%** Adj. Gross Margin FY24
+93% AuM Growth since Dec. 31, 2023	**+96%** Revenue Growth FY23-FY24	**68%** Adj. EBITDA Margin FY24

AuM 6/30/2025 by product



11%
13%
43%
34%

Revenue FY24 by division



18%
AM
47%
21%
1%
1%
12%

Attractive Operating Leverage and Significant Economies of Scale

XBT Provider · CoinShares Physical · Valkyrie · BLOCK Index · Lending & Staking · Arbitrage / Spread

…Thanks to its Solid Competitive Advantages

Pricing power advantage → ~50% of EMEA crypto ETP revenue [4]

Goodwill
Established brand equity, solid reputation, well-regulated, and robust tech platform

Leadership
Consistent position as leading digital asset manager in EMEA; publicly issued research and market updates

Differentiation
Comprehensive product offering, including physical and staked products, and crypto indexes

Operating cost advantage → Significantly better margins than competition

CUSTODIANS
Creation of Komainu [5], the 1st regulated digital asset custodian

STAKING
Seed investment in Blockdaemon, a leading staking solution

EXCHANGES
Relationships established with more than 20 exchanges

Note(s): (1) Including $0.65bn seed AuM for CoinShares Physical and $0.55bn seed AuM for CoinShares Valkyrie; (2) Reflects "Revenue, Gains, and Other Income" per the company's reported financials. See footnote 2 on slide 6 for more information; (3) Excludes Principal Investments segment which is no longer a meaningful contributor to business operations, historically has experienced significant one-time adjustments that skew trends, and is no longer a core part of the go-forward business. See page 37 for reconciliation to reported financials; (4) Trackinsight as of 7/3/2025; (5) Co-founded with Nomura and Ledger.

12

High Market Growth Driven by Mass Adoption and Favorable Regulation

CS

Global Cumulative Crypto Spot ETP Net Flows since 2020 [1]


$110bn
1%
4%
$90bn
1%
4%
95%
95%
$0bn
$2bn
$2bn
$3bn
2020
2021
2022
2023
2024
2025(4)
North America
EMEA
APAC

Summary of the Regulatory Tailwinds for 2024-2025 and Beyond

- Approval of spot Bitcoin ETFs in Jan24, spot Ether ETFs in Jul24, and Bitcoin ETF options in Oct24 for institutional and retail investors. Other ETF approvals in progress (Solana, XPR, etc.). Pro-crypto Trump administration since Jan25. Clarification by US federal regulators of banks' allowance to engage in crypto-related activities in 2025. Potential stablecoin federal regulation in 2025
- Approval of the MiCA [2] regulation in May23 with full entry into force in Dec24, governing issuance and provision of services related to digital assets. Potential integration of crypto ETFs and crypto-assets as eligible assets in UCITS funds. Approval of crypto ETNs distribution to retail investors expected in key EU countries (e.g. France) in 2025
- Approval of crypto ETNs in Mar24 for professional investors, with retail investors authorization expected in 2025
- Approval of spot crypto ETFs (single and baskets) in the UAE in Aug24, setting regulatory trends in the broader Middle East region
- Approval of spot Bitcoin and Ether ETFs in Apr24 for institutional and retail investors
- Potential approval of Bitcoin ETFs [3]

Note(s): (1) Data for APAC region for 2024 and 2025 YTD only. U.S. AuM excludes a closed-end fund trading OTC and not classified as an ETP under U.S. laws; (2) Regulation 2023/1114 of the European Parliament and of the Council of 31 May 2023 on Markets in Crypto Assets (or MiCA); (3) South Korea: formation of Virtual Asset Committee in Oct24 by the FSC to explore the approval of spot Bitcoin ETFs, and proposed legislations on stablecoins and crypto ETFs; Singapore: established regulatory framework for digital assets and approval of cryptocurrency-related products by Monetary Authority of Singapore; (4) 2025 YTD as of 6/30/2025 Source(s): Trackinsight as of 7/3/2025; SEC; ESMA; FCA; Reuters

13

Crypto ETP Market Growth Driven by Institutional Uptake Institutional Confidence is Accelerating ETPs Are the Preferred Gateway Market Outlook and Rising Interest 86% of institutional investors already have exposure or plan to allocate to digital assets in 2025 59% plan to allocate over 5% of their AuM into crypto - related products, with ETPs being a preferred vehicle 87% of investors plan to get exposure to crypto via direct crypto holdings or spot ETPs in 2025 60% of asset managers prefer having exposure to crypto - currency through registered investment vehicles 79% expect crypto prices to rise in the next 12 months 68% see crypto as the top asset class for attractive risk - adjusted returns 14 Source: January 2025 Coinbase & EY - Parthenon Institutional Investor Digital Assets Survey of 352 institutional decision - makers (primarily from the US and Europe) across asset managers, hedge funds, private banks, asset owners, and family offices, with a focus on firms managing over $1bn in AuM.

Significant Growth Potential in the Crypto ETP Market

CS

Current Crypto ETP Market Estimated at c.$1.1bn in Revenue as of Dec24, with the Potential to Reach $50bn+

Parameters	Dec. 2024	Potential	
Global Assets Under Management (AuM) [(1)]	$136tn as of Dec. 31, 2024 (Growing 5.9% p.a. to $192tn in 2030)		
× % of total AuM allocated to crypto ETPs [(2)]	0.1% →	2.5% →	5.0%
= Total AuM allocated to crypto ETPs [(3)]	$150bn	$3.4tn	$6.8tn
× AuM-weighted average mgt fee of crypto ETPs [(4)]	74bps as of Dec. 31, 2024		
= Revenue market size [(5)]	$1.1bn	$25bn	$50bn

...Underpinned by Strong Structural Drivers

Key industry drivers

- Accelerating institutional adoption of crypto assets through regulated financial products such as ETPs, driven by demand for performance and risk diversification
- Regulatory derisking through the adoption of clearer, more constructive frameworks in the U.S., Europe, APAC, and the Middle East
- Market maturation driven by rising liquidity, improved accessibility, robust institutional-grade infrastructure, and deeper integration of crypto assets into traditional financial structures
- Expansion of crypto ETP offerings driven by institutional demand for exposure to the dynamics and innovation of the digital asset class
- Announced or potential creation of a Bitcoin strategic reserve by governments (U.S., Russia, China...) and corporates

Note(s): (1) The total AuM as of 12/31/2024 is estimated by applying the 2023-28 AuM CAGR (base case, +5.9%) to the total AuM as of 12/31/2023 ($129tn); (2) Guided by the January 2025 Coinbase & EY-Parthenon Institutional Investor Digital Assets Survey; (3) Implicitly assumes increases in the overall market capitalization of digital assets as capital allocation increases towards the sector; (4) Not adjusted for seed capital (i.e., AuM with discounted management fees); (5) Excluding revenue derived from staking activities.
Sources: Trackinsight as of 12/31/2024; PwC Asset and Wealth Management Revolution 2024; Flow Traders Crypto ETP Report 2024; Bloomberg Asset Allocation for Alternatives: Commodities & Crypto 2024; WisdomTree; Morningstar; Forbes.

15

Leveraging our Infrastructure and Market Leadership to Drive Growth

CS

Growth driven by geographical expansion, product innovation and opportunistic M&A

Institutional Demand Increase

- **Institutional adoption** is **accelerating – driving digital asset price appreciation and demand for ETP products** to gain exposure
- CoinShares is primed to scale with this demand through **trusted, regulated products**

Leverage EMEA Leadership

- Leverage our **#1 market share in EMEA** to penetrate low-adoption EMEA regions (e.g., expanding in adjacent countries with limited CoinShares presence)
- Move quickly, **deepen institutional relationships**, and consolidate our lead

Accelerate Expansion in the U.S.

- Expansion of distribution channels in the U.S. from retail to **wirehouse firms**
- **High added value** crypto adjacent products with high management fees
- Catalyst: spokesperson for **media outreach** and increased presence

Seize M&A Opportunities

- Continue **opportunistic** M&A, leveraging **strong track record** of acquiring, and if necessary, restructuring**, both performing and non-performing** assets (1)

Regulatory Clarity, Asset Allocation

✓ CoinShares' offering a suite of institutionally compliant Digital Assets ETPs

✓ Crypto ETPs seeing substantial flows in 2025

Product Innovation: examples of new products to be launched

✓ Physically-backed XBT Provider 2.0 for Nordics

✓ Deeptech ETFs

✓ Derivatives UCITS

✓ Crypto index ETFs

M&A Strategy

✓ Horizontal integration (e.g., acquisition of Valkyrie Funds)

✓ Vertical integration (e.g., creation of Komainu)

CoinShares

Note(s): (1) Acquisition of XBT Provider in 2016, the ETF index business from Elwood Technologies (which launched the BLOCK index with Invesco) in 2021, and Valkyrie Funds in 2024.

16

Key Investment Highlights $184m FY24 Revenue (3)(4) $126m FY24 Adj. EBITDA (4) $411m Balance Sheet Net Assets (as of 6/30/2025) Pioneer in offering digital asset exposure through traditional financial products, having acquired the first Bitcoin ETP in the world in 2016 A Top 4 institutional - grade digital asset manager worldwide, with demonstrated leadership in Europe and growing U.S. presence Broad asset management product suite, encompassing broad array of tokens as well as passive and active strategies $50bn TAM potential driven by strong regulatory tailwinds and growing institutionalization of digital assets Clear strategy combining ambitious organic growth, driven by expansion in the U.S., leveraging #1 market share in EMEA to penetrate significant white space opportunity in the region, and targeted M&A Seasoned management team with deep experience across traditional finance and digital asset markets with substantial alignment (>50% ownership by management and founders) Compelling financial profile, with revenue diversity, consistent profitability even in dynamic markets and high operating leverage ; providing significant cash flow and opportunity to return capital to shareholders ~100 FTEs As of Jun. 30, 2025 (5) Note(s): (1) Including $0.65bn seed AuM for CoinShares Physical and $0.55bn seed AuM for CoinShares Valkyrie; (2) Including $0.95bn seed AuM for CoinShares Physical and $0.55bn seed AuM for CoinShares Valkyrie; (3) Reflects “Revenue, Gains, and Other Income” per the company’s reported financials. See footnote 2 on slide 6 for more information; (4) Excludes Principal Investments segment which is no longer a meaningful contributor to business operations, historically has experienced significant one - time adjustments that skew trends, and is no longer a core part of the go - forward business. See page 37 for reconciliation to reported financials; (5) FTEs is an acronym for Full - Time Employees. 17 AuM ~$8.0bn As of Jun. 30, 2025 (1) AuM ~$9.1bn As of Aug. 31, 2025 (2)

Financials

Financial Overview of Asset Management and Capital Markets Business (1)

Revenue (2)

2 Year CAGR: 47%

($ in Millions USD)



$85
$94
$184
$89
$88
CY2022
CY2023
CY2024
1H 2024
1H 2025

Gross Profit

Gross Margin

($ in Millions USD)



88%
92%
91%
92%
90%
$75
$87
$167
$82
$79
CY2022
CY2023
CY2024
1H 2024
1H 2025

Adjusted EBITDA

Adj. EBITDA Margin

($ in Millions USD)



58%
62%
68%
71%
76%
$49
$59
$126
$63
$67
CY2022
CY2023
CY2024
1H 2024
1H 2025

Net Income

Net Income Margin

($ in Millions USD)



49%
57%
64%
67%
71%
$42
$53
$119
$60
$62
CY2022(3)
CY2023
CY2024(4)
1H 2024(4)
1H 2025

Note(s): (1) Excludes Principal Investments segment which is no longer a meaningful contributor to business operations and historically has experienced significant one-time adjustments that skew trends, and is no longer a core part of the go-forward business. (2) Reflects "Revenue, Gains, and Other Income" per the company's reported financials. See footnote 2 on slide 6 for more information; (3) CY2022 Net Income excludes $31.2m write off of FTX claim as well as one-time loss of $21.8m from Terra-Luna. The "Exceptional Items" have also been removed from Gross Profit, and Adjusted EBITDA; (4) CY2024 Net Income excludes $36.8m one-time recovery of FTX claim that was fully written off in CY2022. This "Exceptional Item" has been removed from Gross Profit, Adjusted EBITDA and Net Income. See page 37 for reconciliation to reported financials.

19

Breakdown of CoinShares Top - Line Performance by Business Unit (1) 20 Capital Markets Asset Management Note(s): (1) Excludes Principal Investments segment which is no longer a meaningful contributor to business operations, historically has experienced significant one - time adjustments that skew trends, and is no longer a core part of the go - forward business; as well as fluctuations in the CoinShares treasury balance which are not directly tied to AuM. See page 37 for reconciliation to reported financials. $11.3m $13.3m $13.2m $15.8m $24.7m $28.3m $26.1m $32.3m $29.6m $30.0m $6.1m $10.7m $9.9m $14.3m $21.8m $14.2m $10.1m $26.5m $8.9m $19.1m $0.0m $10.0m $20.0m $30.0m $40.0m $50.0m $60.0m Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25

From Pioneer to Leader: Diversifying the Asset Management Product Suite • CoinShares Asset Management business has proved resilient in both smooth and challenging environments. CoinShares continues to attract net inflows overall, across a diversified product offering • Growth is driven by strong AuM expansion and stability in blended fee as alternate products take share from XBT Provider • CoinShares Physical is the fastest - growing product, with 5.4x revenue growth from 2023 through Q2 2025 as investors pivot toward regulated, physically backed products • High - margin products like staked ETPs (up to 10% fees) support higher profitability • XBT Provider remains a high - margin, stable revenue source • Q1 2025 AuM was impacted by global slowdown due to political headwinds and broader market decline (S&P 500 was down - 4.6%, Tech - 12.8%) • Recent uptick in digital asset prices occurred in late Q2 into Q3 2025 and has largely not flowed through the financials Important to note that AuM is measured on a singular point in time where fees are earned on a daily basis – resulting in mild swings in perceived yields when substantial price action occurs (e.g., Q1 2025 saw digital asset prices decrease where Q2 2025 saw digital asset prices increase). Q1 and Q2 AuM appear to be drastically different, however average digital asset prices over the periods were substantially similar and as such revenue was largely similar Asset Management Fee Drivers Average AuM by Product (1) | Blended Fees AuM Preview (3) Global Blended Fee (2) | $ in millions USD 21 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 August 31, 2025 Note(s): (1) Including $0.65bn seed AuM for CoinShares Physical and $0.55bn seed AuM for CoinShares Valkyrie; (2) Global Blended Fees are expressed in LTM Revenue on LTM average Gross AuM (including Seed AuM); (3) AuM Preview as published on CoinShares website on August 31, 2025. $9,148m Valkyrie Block Index CS Physical $ X 6 , 000m BT Provider 61% 60% 57% 56% 53% 49% 47% 45% 43% 18% 19% 25% 25% 24% 26% 29% 33% 34% 21% 21% 18% 13% 12% 12% 10% 12% 13% 6% 11% 13% 14% 11% 11% $2,944m $2,618m $4,170m $6,584m $5,970m $5,853m $8,011m $6,162m $8,048m 188bps 186bps 170bps 164bps 170bps 168bps 169bps 179bps 168bps

Detailed Transaction Overview

CS

Sources & Uses

(# in Millions, except per share values)

Sources ($m)	
SPAC Trust [1]	$220
Anchor Common Equity Investment [2]	50
CoinShares Equity Rollover	1,200
Total Sources	**$1,470**
Uses ($m)	
Cash to Balance Sheet	$263
CoinShares Equity Rollover	1,200
Estimated Fees and Expenses [3]	7
Total Uses	**$1,470**

Pro Forma Valuation

Pro Forma Shares Outstanding	153.1
(*) Share Price	$10.00
Market Capitalization	**$1,531**
(+) Debt (Pro Forma) [4]	29
(-) Cash (Pro Forma) [4]	(402)
(-) Cash (Earned and Accrued Management Fees) [5]	(237)
Enterprise Value	**$921**
Enterprise Value / CY2024 Adj. EBITDA [6]	***7.3x***
2024 P/E Ratio [6] [7]	***10.9x***

Pro Forma Ownership

Ownership Breakdown at Close	Shares
CoinShares Existing Ownership	120.0
SPAC and Anchor Equity Investors [2]	33.1
Total	153.1



22%
78%

EV / CY2024 Adj. EBITDA [6] | **2024 P/E Ratio** [6][7]



7.3x
20.9x
10.9x
25.4x
CoinShares
Public Comparables

FCF Yield [8]

13.7%

Note(s): Excludes 11.0 million out-of-the-money public warrants to purchase common equity at US$11.50 per share. There will be no private placement warrants in the transaction as they will be cancelled for no consideration.
(1) Illustrative proceeds from the VCIC trust account assuming no redemptions. Final amount of cash delivered is variable and will depend on redemptions from the SPAC trust.
(2) Reflects a $50 million common equity investment which is committed and can be satisfied through newly issued shares in a PIPE or via purchase and non-redemption of VCIC shares in the open market.
(3) Excludes CoinShares transaction expenses which are expected to be paid from cash from operations through the Closing. Includes estimated VCIC expenses and Anchor Common Equity Investment placement fees.
(4) Net debt as of 12/31/2024 (US$29M of debt and lease liabilities and US$139M of cash and other liquid elements) and adds cash infusion from transaction.
(5) Reflects earned and accrued management fees on XBT Provider which are earned and accrued on a daily basis, but cash doesn't flow from Provider to CoinShares' operating account until the position is redeemed by the customer for cash. While the accrued management fee remains in digital assets until the customer redeems their position for cash, the management fee is earned and accrued daily on a fiat currency basis and as such the earned portion has no exposure to changes in digital asset prices.
(6) 2024 financial metrics per page 19.
(7) Market capitalization net of $250M of net transaction proceeds shown in sources and uses.
(8) FCF Yield defined as CoinShares FY2024 Adj. EBITDA less Capital Expenditures / Enterprise Value.

22

CoinShares Offered at Substantial Discount to Listed Peers’ Valuation Metrics 23 Pure - Play Digital Assets Alternative Asset Managers CY2024 Price / Earnings Ratio (1) Not Drawn to Scale Enterprise Value / CY2024 Adj. EBITDA (1) Alternative Asset Managers Median Not Drawn to Scale Note(s): Source: LSEG as of August 31, 2025. (1) 2024 financial metrics per page 19. 21.7x 20.4x 30.2x 25.3x 10.9x 30.2x 24.2x Pure - Play Digital Assets Median 187.1x 43.5x 7.3x 26.4x Alternative Asset Managers Median 57.1x 70.9x 24.8x 25.4x 27.2x 17.8x 25.2x 11.3x 19.7x 7.3x 21.7x Pure - Play Digital Assets Median 133.6x 42.3x 18.9x 6.4x 30.2x 20.9x 64.0x 21.9x 22.9x 19.9x 17.5x 19.1x 12.1x 15.6x

Illustrative Financial Performance at Range of Total Assets Under Management AuM ~$8.0bn | ~$9.1bn As of Jun. 30, 2025 (1) | Aug. 31, 2025 (1) (6) 1.7% Asset Management Yield (2) 0.9% Capital Markets Yield (2) 91% Gross Profit Margin (3) $40 Million Annual Fixed Overhead (4) Note(s): (1) Including $0.65bn seed AuM for CoinShares Physical and $0.55bn seed AuM for CoinShares Valkyrie; (2) In line with Ǫ2 2025 Yields shown on page 7 and page 21. (3) In line with Ǫ2 2025 Adjusted Gross Margins. (4) In line with Fixed Overhead in FY 2024 with the addition of $10 million of US public company costs. Note that this does include management bonuses which will grow with Revenue and EBITDA and could be significant. (5) Illustrative analysis presented to show potential impact of AuM fluctuations. Analysis is based on historical assumptions as applied to an illustrative and static range of AuMs. Actual results at various levels of AuM may differ materially from what is presented. Will not tie to prior period results at similar levels of AuM as prior period AuM is calculated as of the last day of each quarter, whereas revenue is recognized on a daily basis and AuM and other conditions can fluctuate significantly over the course of a quarter. Analysis excludes gains/losses on CoinShares treasury assets. (6) Current AuM as published on CoinShares website on August 31, 2025. 24 ($ in Millions) Current AuM (6) $9.1 Billion Q2 2025 AuM $8.0 Billion Illustrative Range (5) $10,000 $12,500 $15,000 $17,500 $20,000 AuM $7,500 336 294 252 210 168 126 AM Revenue 180 158 135 113 90 68 CM Revenue $516 $452 $387 $323 $258 Revenue $1G4 $470 $411 $352 $2G3 $235 Gross Profit $176 ($40) ($40) ($40) ($40) ($40) Fixed Overhead ($40) $430 $371 $312 $253 $1G5 Illustrative EBITDA $136 83% 82% 81% 7G% 75% 70% % Margin

Appendix

Operational Overview

Holistic Approach to Distribution and Marketing for Optimal Market Reach 27 1 → Creation of a crypto index “ETP Top 10 Crypto” distributed and marketed by Finanzen Launch of a crypto ETP platform “Scalable Crypto” → Co - marketing with key brokers for preferred referencing and/or to launch a new product Broker … Potential for preferred referencing → 2 Sales - driven approach for institutional investors • Sales and educational meetings to explain crypto investment thesis 3 Direct - to - consumer marketing campaigns for retail • Focus on target audiences in specific markets • Leverage diverse media channels for maximum visibility Clearly Defined Strategy to Develop Brand Awareness and Build Trust 4 Other key product and distribution partnerships • Invesco Physical Bitcoin • Invesco CoinShares Global Blockchain UCITS ETF Acc Thought Leadership Maximizes Efficiency of all Marketing Efforts Thought Leadership & Educational Content Market insights Guides Crypto Investment Activity News & Opinion In - depth report Products Trading on Major Stock Exchanges for Global Market Access Global Market & Stockholm Paris, Amsterdam & Milan Coming soon

Institutional-Grade Regulatory Platform Supporting Premium Connectivity with Leading Market Participants

CS

Institutional-Grade Integrated Regulatory Platform

CoinShares Entities	CoinShares operates through regulated entities across key jurisdictions, holding licenses for investment management, fund services, and virtual asset operations across geographies. This regulatory oversight ensures institutional-grade governance and compliance
CoinShares Products	CoinShares vehicles, ETPs, funds, and digital securities are approved and supervised by major regulators (SFSA, FINRA, FCA, FINMA, amongst others), making them fully compliant and suitable for institutional investment

Connectivity with Leading Market Participants to Offer Premium Execution

Traditional trading venues

Nasdaq, Euronext, London Stock Exchange, SIX Swiss, Deutsche Börse, Börse Stuttgart, CME Group

Authorized participants & Traditional finance counterparts

Jane Street, BlackRock, J.P.Morgan, Goldman Sachs, usbank, BNY Mellon Pershing, Cantor Fitzgerald, Flow Traders, Macquarie, Marex, Mirae Asset, Merrill, Virtu Financial

Crypto market makers & venues

B2C2, Bitfinex, Bitstamp, coinbase, DBS, Deribit, galaxy, kraken, LMAX Digital, OKX

Infrastructure partners

amberdata, BitGo, Figment, Haruko, kiln, Komainu, zodia

28

Well - Established Risk Management Culture Enabling Scalable and Sustainable Revenue Growth 29 Robust policies and processes, dedicated technology stack and close monitoring of risk metrics ensure appropriate and dynamic risk mitigation Ensure the risk profile remains consistent with investment objectives and the risk appetite set by the Board Risk DB Proprietary platform with trading and reference data to aggregate positions Matrix / Emergence Proprietary core trading system Official risk register Portfolio Management System to centralize all trades, positions, and provide risk metrics Risk & compliance committee , including CEO, CFO, GC and Heads of businesses, headed by independent risk manager with direct board access if needed • Limit concentration and define maximum exposure per counterparty (exchanges, trading venues, borrowers, custodians, and DeFi protocols) • Set minimum physical asset amounts held , maximum loans and duration • Close monitoring of market risk with live delta and market exposure Collateral Management Agreement (for XBT Provider collateral) Counterparty and Market Risk Framework DeFi Risk Framework + + Cybersecurity Framework + Certification Organization Objective Key Risk Policies In - House and External Systems & Certifications Supporting Risk Control

Execution-Driven Management Team of Seasoned Finance, Quant and DeFi Experts

Our leadership team has a track record of delivering the demonstrated growth strategy in a booming market

Key Leadership



Jean-Marie Mognetti
Co-Founder & Chief Executive Officer
Federated Hermes | GABI



Richard Nash
Chief Financial Officer
Cairn | RSM



Lisa Avellini
General Counsel
B.A:M: | CITADEL



Lewis Fellas
Head of Hedge Fund Solutions
J.P.Morgan | SEGANTII



Pierre Porthaux
Head of Quantitative R&D
NOMURA | millennium



Benoît Pellevoizin
Head of MarComms
Ogilvy | LEDGER

Key Statistics


★ Headquarters
▪ Office

5
Global Offices

~100
FTEs as of Jun. 30, 2025 (1)

>50%
Percent of Business Owned by Management & Founders (2)

Note(s): (1) FTEs is an acronym for Full-Time Employees; (2) As of June 30, 2025.

30

Asset Management Overview

Differentiated Product Positioning Delivering Strategic Long-Term Fee Protection

CS



Product Structuration
ETF
ETC
ETN
BlackRock
Fidelity
21shares
Bitwise
VanEck
CoinShares VALKYRIE
A
GRAYSCALE (1)
VOLATILITY SHARES
ProShares
CI Financial
Purpose INVESTMENTS
B
CoinShares PHYSICAL
WISDOMTREE
C
CoinShares XBT PROVIDER 2.0
21shares
Virtune
Bitwise
valour (1)
D
CoinShares XBT PROVIDER
VanEck
0 + staking rewards
0
0.3
0.5
1.0
1.5
2.5
Fee Competition
A Comprehensive, institutional crypto offering
B Attractive structure at competitive price, well positioned to withstand stringent operational due diligence and long-term fee competition
C *Launching soon:* physically-backed altcoin trackers in the Nordics
D Competitive advantage through exclusive and protected access to local Euroclear clearing system

Note(s): Key players for each type of crypto ETP; Positioning of key players on the "Fee Competition" axis based on the management fee (or range of management fees) applied to at least 75% of their crypto ETF, ETC or ETN AuM; (1) Positioning on the "Fee Competition" axis based on the management fee applied to their largest portion of crypto ETF, ETC or ETN AuM (66% of Grayscale's crypto ETF AuM and 61% of Valour's crypto ETC AuM).
Source: Trackinsight as of 12/31/2024.

32

XBT Provider has Pioneered the Digital Assets ETP Markets for Over 10 years

AuM of XBT Provider (1)


$4,000m
$3,000m
$2,000m
$1,000m
$0m
$1,772m
$1,811m
$1,580m
$2,381m
$3,682m
$3,134m
$2,865m
$3,781m
$2,749m
$3,451m
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25

XBT Provider inflows/outflows


$4,000m
$3,000m
$2,000m
$1,000m
$0m
-$1,000m
-$27m
-$29m
-$31m
-$37m
-$238m
-$131m
-$35m
-$370m
-$154m
-$126m

XBT Provider price effect


$4,000m
$3,000m
$2,000m
$1,000m
$0m
-$1,000m
$744m
$68m
-$200m
$838m
$1,539m
-$416m
-$235m
$1,286m
-$877m
$828m
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25

XBT Provider – The Original, Still a Benchmark

- First-ever digital assets ETP, pioneering access to crypto in traditional markets
- Historical product that continues to lead in assets under management (AuM) with a healthy blended fee structure
- Limited marketing efforts applicable due to captive investor base and legacy product structuring – focusing new flows into CoinShares Physical
- XBT Provider benefits from a long, resilient performance tail, reinforcing market positioning
- CoinShares is strategically reallocating focus toward new products and new generation of ETPs, expanding its offering to meet evolving market demand while maintaining the stable revenue stream of XBT Provider
- XBT Provider experiences mild outflows as investors collect capitalized gains following meaningful crypto upswings – reflecting profit-taking on a decade-old pioneer product
- Limited outflow volumes compensated by price appreciation

Note(s): (1) AuM as of the last day of each quarter.

33

$191m - $11m - $35m $377m $651m - $266m - $5m $752m - $570m $527m - $1,000m $0m $1,000m $2,000m $3,000m $501m $518m $490m $1,026m $1,660m $1,462m $1,535m $2,323m $2,023m $2,720m $0m $1,000m $2,000m $3,000m Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Strong Uplift for XBT Provider Successor: CoinShares Physical 34 AuM of CoinShares Physical (1)(2) CoinShares Physical inflows/outflows CoinShares Physical price effect CS Physical – Powering the Next Wave of Growth • A new - generation product designed to meet investor demand and competitive market expectations (fee structure, legal construct and underlying exposure) • Strengthens CoinShares’ diversified product mix • Consistent growth reflects robust market positioning and enduring investor confidence • Ranks #1 European ETP with significant inflows over last 15 months • Product structuring tailored to institutional investors demand and distribution • Leveraging strategic distribution partnerships c.5.4x Note(s): (1) AuM as of the last day of each quarter ; (2) Including Seed AuM. $19m $28m $7m $159m - $16m $68m $79m $37m $269m $170m - $1,000m $0m $1,000m $2,000m $3,000m Q1’23 Q2’23 Q3’23 Q4’23 Q1’24 Q2’24 Q3’24 Q4’24 Q2’25 Q1’25

Block and Valkyrie Ramping up to Expand the Product Suite

CS

AuM of Block Index (Invesco) [1]



$1,500m
$1,000m
$500m
$0m
$609m
$616m
$548m
$764m
$877m
$738m
$689m
$821m
$713m
$1,017m
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25

Block Index – Amplify Distribution Capabilities

- Launched by CoinShares and Invesco, the BLOCK Index tracks listed companies active in blockchain and crypto
- Scoring-based methodology ranks firms by blockchain relevance and adjusts weights by liquidity
- Invesco partnership powers the Invesco CoinShares Global Blockchain UCITS ETF, offering global investor access

Valkyrie – Building US accelerated footprint

- **CoinShares acquired Valkyrie's ETF business in March 2024**, securing SEC-registered entities and a U.S. ETF platform to anchor its American expansion. The acquisition added approximately $530 million in AuM, **which has grown ~60% by Q2 2025** [1]
- Valkyrie offers a **diversified suite of crypto ETFs**, including spot Bitcoin (BRRR), futures-based (BTF, BTFX), and mining equity (WGMI), **with both passive and active strategies**
- CoinShares' U.S. expansion plan includes launching new digital asset ETFs, scaling distribution through advisors and institutions, and boosting visibility via liquidity partnerships
- **The global vision is to integrate U.S. and European operations into a unified cross-Atlantic ETF platform, positioning CoinShares as a global leader in digital asset investment products**

Note(s): (1) AuM as of the last day of each quarter.

35

Reconciliation to Reported Financials

Financial Reconciliations

$ in USD		CY2022	CY2023	CY2024	H1 2024	H1 2025
IFRS	**Net profit/(loss)**	**(22, 860, 989)**	**57, 733, 963**	**133, 466, 916**	**73, 386, 492**	**55, 846, 768**
	Fair value gain on financial assets through OCI	3, 079, 454	185, 978	(450, 373)	265, 099	369, 596
remove	*Finance expense/income*	7, 660, 194	629, 533	3, 042, 996	1, 163, 916	2, 577, 741
remove	*Depreciation/amortisation*	3, 473, 100	3, 992, 947	3, 018, 416	1, 521, 736	1, 409, 301
remove	*Income tax expense*	446, 118	715, 168	935, 466	574, 817	657, 353
add back	*Principal Investments gain/(loss)* (1)	2, 869, 800	(4, 603, 968)	22, 697, 546	22, 342, 354	1, 394, 065
add back	*Consumer Platform* (2)	(1, 133, 444)	-	-	-	-
Remove	*Capital markets finance income* (3)	(3, 925, 448)	-	-	-	-
add back	*Exceptional losses* (4) (5)	52, 998, 364	-	(36, 816, 313)	(36, 410, 210)	-
add back	*France Goodwill* (6)	6, 688, 597	-	-	-	-
add back	*One-off administration costs* (7)	-	-	-	-	4, 250, 017
APM	**Presentation Adjusted EBITDA**	**49, 295, 746**	**58, 653, 621**	**125, 894, 655**	**62, 844, 203**	**66, 504, 841**
IFRS	**Revenue**	**62, 120, 465**	**53, 549, 039**	**111, 691, 416**	**53, 097, 330**	**59, 613, 477**
add	*Other income*	35, 749, 854	34, 001, 633	43, 599, 061	22, 808, 416	20, 519, 340
add	*(Loss)/gain on certificate liability*	2, 868, 930, 273	(1, 833, 185, 191)	(3, 064, 608, 011)	(1, 405, 501, 227)	211, 146, 503
add	*Gain/(loss) on digital assets held as inventory*	(1, 715, 001, 833)	1, 375, 076, 486	1, 720, 362, 561	1, 023, 415, 706	(255, 533, 931)
add	*Gain/(loss) on digital assets held for collateral purposes*	(399, 273, 929)	228, 964, 024	734, 377, 840	208, 989, 049	(179, 572, 748)
add	*Other operating gains/(losses) through profit and loss*	(762, 040, 965)	239, 350, 091	642, 626, 836	188, 711, 470	229, 665, 269
add	*(Loss)/gain on investments*	(3, 348, 096)	14, 169, 153	(495, 303)	723	49, 406
add	*Share of joint ventures and associate (losses)/gains*	(2, 601, 158)	(13, 202, 764)	(25, 339, 604)	(25, 060, 095)	-
add	*Fair value gain on financial instruments though OCI*	3, 079, 454	185, 978	(450, 373)	265, 099	369, 596
add back	*PI gains/(losses)* (1)	2, 869, 800	(4, 603, 968)	22, 697, 546	22, 342, 354	1, 394, 065
remove	*Consumer platform* (2)	(1, 133, 444)	-	-	-	-
remove	*Capital markets finance income* (3)	(3, 925, 448)	-	-	-	-
APM	**Revenue, gains & other income - post adjustment**	**85, 424, 973**	**94, 304, 481**	**184, 461, 970**	**89, 068, 825**	**87, 650, 977**
remove	*Direct costs*	(10, 487, 699)	(7, 090, 333)	(17, 110, 949)	(6, 769, 340)	(8, 516, 670)
APM	**Gross profit (AM/CM)**	**74, 937, 274**	**87, 214, 147**	**167, 351, 021**	**82, 299, 486**	**79, 134, 308**
IFRS	**Revenue**	**62, 120, 465**	**53, 549, 039**	**111, 691, 416**	**53, 097, 330**	**59, 613, 477**
remove	*Revenue allocated to Capital Markets*	374, 040	160, 179	-	-	-
remove	*Revenue allocated to Principal Investments*	1, 133, 444	-	162, 116	81, 158	-
APM	**Asset Management fees**	**60, 612, 981**	**53, 388, 860**	**111, 529, 301**	**53, 016, 173**	**59, 613, 477**
IFRS	**Gain/(loss) on digital assets held as inventory**	**(1, 737, 044, 585)**	**1, 375, 076, 486**	**1, 720, 362, 561**	**1, 023, 415, 706**	**(255, 533, 931)**
IFRS	**Gain/(loss) on digital assets held for collateral purposes**	**(399, 273, 929)**	**228, 964, 024**	**734, 377, 840**	**208, 989, 049**	**(179, 572, 748)**
remove	*Gain/(loss) on digital assets allocated to Principal Investments*	374, 040	(3, 477, 401)	(3, 425, 618)	(2, 370, 761)	1, 813, 067
add	*Revenue allocated to Capital Markets*	37, 672, 965	-	-	-	-
add	*(Loss)/gain on financial instruments*	2, 868, 930, 273	(1, 833, 185, 191)	(3, 064, 608, 011)	(1, 405, 501, 227)	211, 146, 503
add	*Other operating income allocated to Capital Markets*	(741, 921, 324)	273, 351, 725	686, 225, 897	211, 519, 886	250, 184, 609
add	*Fair value gain on financial assets through other comprehensive income*	-	185, 978	-	-	-
remove	*Capital markets finance income* (3)	(3, 925, 448)	-	-	-	-
APM	**Capital Markets gains**	**24, 811, 992**	**40, 915, 620**	**72, 932, 669**	**36, 052, 653**	**28, 037, 500**
IFRS	**Gain/(loss) on investments**	**(3, 348, 096)**	**(13, 202, 764)**	**(25, 339, 604)**	**723**	**49, 406**
add	*Share of joint ventures and associate (losses)/gains*	(2, 601, 158)	14, 169, 153	(495, 303)	(25, 060, 095)	-
add	*Fair value gain on financial assets through other comprehensive income*	3, 079, 454	-	(450, 373)	265, 099	369, 596
remove	*Gain/(loss) on digital assets*	-	3, 637, 580	3, 587, 733	2, 451, 919	(1, 813, 067)
remove	*PI gains/(losses)* (1)	2, 869, 800	(4, 603, 968)	22, 697, 546	22, 342, 354	1, 394, 064
APM	**Principal investment gains**	**-**	**-**	**-**	**-**	**-**
IFRS	**Net profit/(loss)**	**(22, 860, 989)**	**57, 733, 963**	**133, 466, 916**	**73, 386, 492**	**55, 846, 768**
add	*Fair value gain on financial assets through other comprehensive income*	3, 079, 454	185, 978	(450, 373)	265, 099	369, 596
add back	*Principal Investments gain/(loss)* (1)	2, 869, 800	(4, 603, 968)	22, 697, 546	22, 342, 354	1, 394, 065
add back	*France Goodwill* (6)	6, 688, 597	-	-	-	-
add back	*Exceptional losses/gains* (4) (5)	52, 998, 364	-	(36, 816, 313)	(36, 410, 210)	-
add back	*One-off transactional costs* (7)	-	-	-	-	4, 250, 017
remove	*Consumer platform* (2)	(1, 133, 444)	-	-	-	-
APM	**Presentation Net Profit/(loss)**	**41, 641, 783**	**53, 315, 973**	**118, 897, 776**	**59, 583, 735**	**61, 860, 446**

Adjustment Commentary

(1) Excludes Principal Investments segment which is no longer a meaningful contributor to business operations, historically has experienced significant one-time adjustments that skew trends, and is no longer a core part of the go-forward business. Expenses related to the Principal Investments segment business are immaterial and have such not been adjusted.

(2) Eliminates discontinued operation revenue impact, staff remained intact – no required change to cost.

(3) Shifts finance income from above the line to current presentation as “below the line”

(4) 2022 Exceptional Items:

- (1) FTX Loss: Eliminates $31.2m one-time write down of FTX claim that was later recovered in CY2024.
- (2) US Terra Loss: Eliminates $21.8m one-time loss from Terra-Luna stablecoin collapse.

(5) 2024 Exceptional Items:

- (1) FTX Recovery: Eliminates $36.8m one-time recovery of FTX claim that was fully written off in CY2022.

(6) France Goodwill: Eliminates $6.7m write down of Goodwill in relation to CS France acquisition following shut-down of Consumer Platform.

(7) Excludes one-time costs associated with the SPAC transaction as well as option cancellation payments made to former employees in lieu of share grants.

37

Risk Factors

Risk Factors All references to the “Company,” “we,” “us” or “our” refer to CoinShares International Limited and its subsidiaries prior to the Potential Business Combination and to Holdco and its subsidiaries, including CoinShares, following the Potential Business Combination . The risks presented below are non - exhaustive descriptions of certain general risks relating to the Company, Vine Hill and the Potential Business Combination and the other transactions contemplated thereby . The list below has been prepared solely for purposes of inclusion in this Presentation . You should carefully consider these risks and uncertainties and should carry out your own diligence and consult with your own financial and legal advisors concerning the risks described herein . Risks relating to the business of the Company, Vine Hill and the Potential Business Combination and the other transactions contemplated thereby will also be disclosed in future documents furnished or filed by the parties with the SEC, including those documents filed or furnished in connection with the proposed transactions between the Company and Vine Hill . The risks presented in such filings will be consistent with SEC filings typically relating to a public company listed in the U . S . , including with respect to the business and securities of the Company, Vine Hill and the other parties to the Potential Business Combination, and may differ significantly from, and be more extensive than, those presented below . Risks Related to Our Business and Industry ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ Our operating results have historically fluctuated significantly, and will likely continue to fluctuate significantly due to a variety of factors, including the highly volatile nature of cryptocurrency. ▪ Our revenues and net income would be adversely affected by any reduction in AUM as a result of either a decline in market value of such assets or net outflows, each of which would reduce the investment management fees we earn. ▪ Digital assets represent a new and rapidly evolving industry, and the market price of our securities has in the past, and the market price of Holdco’s securities following the consummation of the Potential Business Combination may in the future, be impacted by the acceptance of bitcoin and other digital assets. The prices of digital assets are extraordinarily volatile. The regulatory landscape for digital assets continues to evolve and how the Company will be affected is uncertain. If we are deemed an “investment company” subject to regulation under the Investment Company Act of 1940, the law’s restrictions could make it impractical for us to continue our business as contemplated, which would have a material adverse effect on our business. Due to a lack of familiarity and some negative publicity associated with digital asset trading platforms, existing and potential customers, counterparties and regulators may lose confidence in digital asset trading platforms or the asset class more broadly. Our and our third - party service providers’ failure to safeguard and manage funds and digital assets could adversely impact our business, operating results and financial condition. Our business relies on third - party service providers and subjects us to risks that we may not be able to control or remediate. We may be unable to develop new products and services, and the development of new products and services may expose us to additional costs or operational risk. Because our long - term success depends, in part, on our ability to expand our sales to customers inside the United States and globally in jurisdictions other than the jurisdictions in which we currently operate, our business is susceptible to risks associated with operations that are international to us. Changes in the governance of a digital asset network or protocol may not receive sufficient support from users and miners or validators, which may negatively affect that digital asset network’s ability to grow and respond to challenges. The failure or negative performance of products offered by competitors may have a negative impact on similar products offered by the Company irrespective of our performance. If our reputation is harmed, we could suffer losses in our AUM, revenues and net income, and the price of our securities could decline. We operate in a highly competitive industry and we compete against unregulated or less regulated companies and companies with greater financial and other resources, and our business, operating results, and financial condition may be adversely affected if we are unable to respond to our competitors effectively. Poor investment performance of our products could reduce the level of our AUM or affect our sales, and negatively impact our revenues and net income. The lack of soundness of other financial institutions could adversely affect us or the products we offer. Competitive pressures may force us to reduce the fees we charge in relation to our asset management products, which could reduce our profitability. We may suffer losses due to staking, delegating, custody arrangements and other related services we offer or use. Failure to properly address the increased transformative pressures affecting the asset management industry could negatively impact our business. Our investment products, clients and, to the extent of our investment in such investment products, we could incur losses if the allowance for credit or other losses, is inadequate or if our expectations of future economic conditions deteriorate. There are regulatory risks related to the digital asset industry, and ongoing and future regulatory actions may materially alter our ability to operate. Risks Related to Legal, Compliance and Regulations ▪ ▪ ▪ We operate in an industry that is highly regulated in most countries, and any enforcement action or proceedings against us or significant changes in the laws or regulations governing our business or industry could damage our reputation or decrease our AUM, revenues, net income and liquidity. ▪ The asset management business is highly regulated and regulators may apply or interpret these regulations with respect to digital assets in novel and unexpected ways. ▪ A determination that a digital asset is a “security,” or a “security - based swap,” or that an activity in which we engage involves a “securities transaction” for purposes of the U.S. federal securities laws or applicable non - U.S. laws could adversely affect the value of that digital asset and potentially digital assets generally, and could have adverse regulatory consequences for us, and could therefore adversely impact our business, financial condition and results of operations as well as the market price of our securities. We currently trade our digital asset holdings primarily on non - U.S. digital asset exchanges, which may subject us to regulatory uncertainty in foreign jurisdictions. We may be classified as a passive foreign investment company now or in the future, which could result in adverse U.S. federal income tax consequences to U.S. investors.

Risk Factors (cont.) Risks Related to our Operations ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ Our investment management professionals and other key employees are a vital part of our ability to attract and retain clients, and the loss of key individuals or a significant portion of those professionals could result in a reduction of our AUM, revenues and net income. ▪ We depend on information technology, and any failures of or damage to, attack on or unauthorized access to our information technology systems or facilities, or those of third parties with which we do business or that facilitate our business activities, including as a result of cyber - attacks, could result in significant limits on our ability to conduct our operations and activities, costs and reputational damage. Our ability to manage and grow our business successfully can be impeded by systems and other technological limitations. Our business is vulnerable to deficiencies and failures in support systems, including data management, and customer service functions that could lead to breaches and errors or reputational harm, resulting in loss of customers or claims against us or our subsidiaries. Disruptions in the markets, to market participants and/or to the operations of third parties whose functions are integral to our ETF platforms may adversely affect the prices at which ETFs trade, particularly during periods of market volatility. The recent advancements in and increased use of AI present risks and challenges that may adversely impact our business. Failure to comply with client contractual requirements and/or investment guidelines could result in costs of correction, damage awards and/or regulatory fines and penalties against us and loss of revenues. We primarily trade our digital asset holdings in secondary market transactions on non - U.S. digital asset exchanges that blindly match buyers and sellers, which have been determined to be non - securities transactions by a U.S. federal court. Our projections and information regarding prior performance may not prove to be reflective of future results. Risks Related to the Potential Business Combination ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ The consummation of the Business Combination is subject to a number of conditions and, if those conditions are not satisfied or waived, any definitive agreement relating to the Business Combination may be terminated in accordance with its terms and the Business Combination may not be completed. ▪ The ability of Vine Hill’s shareholders to exercise redemption rights with respect to a large number of outstanding Class A ordinary shares may adversely affect our ability to optimize our capital structure. ▪ The benefits of the Business Combination may not be realized to the extent currently anticipated by Vine Hill and us, or at all. The ability to recognize any such benefits may be affected by, among other things, competition, the ability of Holdco to grow and manage growth profitably, maintain relationships with customers and retain its management and its employees. An active trading market for Holdco’s securities may not develop, which may limit your ability to sell your securities. The requirements of being a public company in the U.S., if the Potential Business Combination is completed, may strain the Company’s resources and divert management’s attention, and the increases in legal, accounting and compliance expenses that will result from being a public company in the U.S. may be greater than we anticipate. Our management team does not have experience managing a U.S. publicly traded company, interacting with U.S. public company investors, and complying with the increasingly complex laws pertaining to U.S. public companies. Our management team may not successfully or efficiently manage our transition to being a U.S. public company subject to significant regulatory oversight and reporting obligations under the federal securities laws and the continuous scrutiny of securities analysts and investors. We face challenges, increased costs and administrative responsibilities in our transition to a newly listed U.S. company, which could divert management’s attention from the day - to - day management of our business. We cannot assure you that the price of our securities will not decline or be subject to significant volatility. Future resales of our securities may cause the market price of our securities to decline. If, following the Business Combination, securities or industry analysts do not publish or cease publishing research or reports about Holdco’s business or its market, or if they change their recommendation regarding Holdco’s securities adversely, then the price and trading of your securities could decline. The Company and Vine Hill will incur significant transaction and transition costs in connection with the Business Combination, which could be higher than currently anticipated. Some of Vine Hill’s officers and directors may have conflicts of interest that may influence or have influenced them to support or approve the Business Combination without regard to Vine Hill’s shareholders’ interests or in determining whether we were an appropriate target for Vine Hills’ initial business combination. The process of taking a company public by means of a special purpose acquisition company is different from an underwritten public offering and may create risks for unaffiliated investors. After the closing of the Business Combination, sales of a substantial number of Holdco’s ordinary shares in the public market by existing shareholders could cause the share price to decline. After the closing of the Business Combination, a significant number of Holdco’s ordinary shares will be subject to issuance upon exercise of outstanding warrants, which may result in dilution to Holdco’s shareholders. In the past year, there has been a precipitous drop in the market values of companies formed through mergers involving special purpose acquisition companies. Securities of companies that formed through business combinations with special purpose acquisition companies may experience a material decline in price relative to the share price of the special purpose acquisition companies prior to such business combinations. As a result, securities of companies formed through mergers involving special purpose acquisition companies may be more volatile than other securities and may involve special risks. Litigation relating to the Business Combination could result in an injunction preventing completion of the Business Combination, substantial costs to us and/or Vine Hill, and/or may adversely affect our business, financial condition, or results of operations following the Business Combination. If, following the Potential Business Combination, securities or industry analysts do not publish or cease publishing research or reports about our business or its market, or if they change their recommendation regarding our securities adversely, then the price and trading of our securities could decline. We may be unable to realize the anticipated benefits of the Potential Business Combination. We and Vine Hill will incur significant costs in connection with the Potential Business Combination. The process of taking a company public by means of a special purpose acquisition company is different from an underwritten public offering and may create risks for unaffiliated investors.